UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2006

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 19, 2006, Placer Sierra Bancshares (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Friedman, Billings, Ramsey & Co., as representative of the underwriters named therein (the “Underwriters”), and the California Community Financial Institutions Fund Limited Partnership (the “Selling Shareholder”) relating to the sale of 5,000,000 shares of the Company’s common stock by the Selling Shareholder at a price of $24.765 per share. The Selling Shareholder also has granted the Underwriters an option to purchase up to 750,000 additional shares solely to cover over-allotments, if any. These shares are being offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-130252). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Report on Form 8-K and incorporated herein by reference. This Report shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the shares described herein in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.01 Changes in Control of Registrant

In connection with the transactions contemplated by the Underwriting Agreement, the Selling Shareholder will be selling for cash approximately 69.2% of its common stock ownership interest in the Company based on 15,043,723 shares of common stock outstanding as of January 20, 2006 (and assuming the Underwriters overallotment option is not exercised). Accordingly, following completion of the transactions contemplated by the Underwriting Agreement, and assuming the Underwriters overallotment option is not exercised, the Selling Shareholder’s ownership interest in the Company’s outstanding common stock will decline from approximately 48.0% to approximately 14.8%.

If the Underwriters exercise their overallotment option in full, the Selling Shareholder will sell for cash approximately 79.6% of its common stock ownership interest in the Company based on 15,043,723 shares of common stock outstanding as of January 20, 2006 and, in that situation, the Selling Shareholder’s ownership interest in the Company’s outstanding common stock will decline from approximately 48.0% to approximately 9.8%.

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Item 9.01 Exhibits

Exhibit Number	Exhibit Title or Description
1.1	Underwriting Agreement dated January 19, 2006, among Placer Sierra Bancshares, Friedman, Billings, Ramsey & Co. and California Community Financial Institutions Fund Limited Partnership.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLACER SIERRA BANCSHARES

Date: January 23, 2006	By:	/s/ David E. Hooston
David E. Hooston
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
1.1	Underwriting Agreement dated January 19, 2006, among Placer Sierra Bancshares, Friedman, Billings, Ramsey & Co. and California Community Financial Institutions Fund Limited Partnership.

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